EXHIBIT 32.1

NOVA STAR INNOVATIONS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Nova Star Innovations, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Nova Star Innovations, Inc. for the quarter ended March 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Nova Star Innovations, Inc..

Date: May 4, 2018	By:	/s/ Mark S. Clayton
Mark S. Clayton
Principal Executive Officer
Principal Financial Officer